Acquisition of gChem August 2026 Exhibit 99.2

Disclaimer About Forward-Looking Statements & Third-Party Sources 2 This presentation (this “Investor Presentation”) is provided for informational purposes only and has been prepared to assist interested parties in making their own evaluation with respect to a potential transaction (the “Transaction”) between subsidiaries of ContextLogic Holdings Inc. and its subsidiaries (collectively, the “Company”) and EagleTree-Gaylord Holdings Corp. and its subsidiaries (collectively, “gChem”) and for no other purpose. No representations or warranties, express or implied are given in, or in respect of, this Investor Presentation. To the fullest extent permitted by law, in no circumstances will the Company, gChem, or any of their respective subsidiaries, stockholders, affiliates, representatives, partners, directors, officers, employees, advisers or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from use of this Investor Presentation, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. This Investor Presentation does not purport to be all-inclusive or to contain all of the information that may be required to make a full analysis of the Company, or the Transaction. Viewers of this Investor Presentation should each make their own evaluation of the Company and of their relevance and adequacy of the information and should make such other investigations as they deem necessary. The information contained herein does not constitute or form part of, and should not be construed as, an offer or invitation to purchase, vote, approve, subscribe for, underwrite or otherwise acquire, any securities of the Company or any other person nor should it or any part of it form the basis of, or be relied on in connection with, any contract to purchase or subscribe for any securities of the Company or any other person or in connection with any other contract or commitment whatsoever, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. This Investor Presentation does not constitute a “prospectus” within the meaning of the Securities Act of 1933, as amended. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or pursuant to an exemption from the Securities Act, and otherwise in accordance with applicable law. Use of Projections This Investor Presentation contains financial forecasts or projections with respect to the Company and gChem. Projected performance with respect to the Company and gChem, the investment vehicles they manage or expect to manage, and the investments such vehicles make or expect to make is provided on a pro forma basis and is based on certain good faith assumptions that the Company and gChem believe are reasonable (including, without limitation, estimates and targets of future operating results or cash flows). The actual performance will depend on, among other factors, future operating results, including of the investment vehicles and their portfolio companies, the value of certain assets and market conditions at the time of establishment, acquisition or disposition, any related transaction costs, and time and manner of establishment, acquisition and disposition, all of which may differ from the underlying assumptions on which the projected performance data contained herein are based. In addition, there are many risk factors that could cause the Company’s and gChem’s assumptions to prove to be incorrect. These risks therefore could cause the actual performance of the Company to be materially different from the current projected, targeted or estimated performance. These projections are provided solely for illustrative purposes, and there can be no assurances that any projections or targets will ultimately be realized, in the manner illustrated herein or at all. No independent registered public accounting firm of the Company or gChem has audited, reviewed, compiled, or performed any procedures with respect to the financial forecasts or projections for the purpose of their inclusion in this Investor Presentation, and accordingly, none of them expresses an opinion or provides any other form of assurance with respect thereto for the purpose of this Investor Presentation. These financial forecasts and projections should not be relied upon as being necessarily indicative of future results. Forward Looking Statements This Investor Presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which statements involve substantial risks and uncertainties. Forward-looking statements generally relate to future events or future financial or operating performance and include all statements that are not historical facts such as information concerning the Transaction, the ability of the parties to consummate the Transaction in a timely manner or at all, the purchase agreement for the Transaction (the “Purchase Agreement”), the satisfaction or waiver of the conditions to closing the Transaction, the occurrence of any event, change or other circumstance or condition that could give rise to termination of the Purchase Agreement, the contemplated rights offering by the Company (the “Rights Offering”), the strategic alternatives considered by the Company's board of directors, including the decisions taken thereto; future financial performance; future liquidity and operating expenditures; financial condition and results of operations; competitive changes in the marketplace and other characterizations of future events or circumstances. In some cases, forward-looking statements can be identified by use of terms such as “anticipates,” “assumption,” “believes,” “continue,” “could,” “estimates,” “expects,” “foresees,” “forecasts,” “intends,” “goals,” “judgment,” “may,” “might,” “outlook,” “plans,” “potential,” “predicts,” “projects,” “seeks,” “should,” “targets,” “will,” “would” or similar expressions and the negatives of those terms. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the Company's actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Those risks include those described in Part II, Item 1A. “Risk Factors” in the Company's Annual Report on Form 10-K (the "2025 Annual Report") for the year ended December 31, 2025, filed with the Securities and Exchange Commission (the "SEC") on March 5, 2026, as well as the Company's consolidated financial statements, related notes and the other information appearing elsewhere in the 2025 Annual Report, the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2026, filed with the SEC on May 15, 2026, and the Company's other filings with the SEC. The inclusion of forward-looking information should not be regarded as a representation by us, the Company's management or any other person that the future plans, estimates, or expectations contemplated by us will be achieved. Given these uncertainties, you should not place undue reliance on any forward-looking statements in this Investor Presentation. In addition, statements that “we believe” and similar statements reflect the Company's beliefs and opinions on the relevant subject, including, but not limited to, any potential equity financing, debt financing, the Transaction; the strategic alternatives considered by the Company's board of directors, including the decisions taken thereto; future financial performance; future liquidity and operating expenditures; financial condition and results of operations; competitive changes in the marketplace; the outcome of ongoing litigation; the Company's expected tax rate; the effect of changes in or the application of new or revised tax laws; the effect of new accounting pronouncements; and other characterizations of future events or circumstances. These statements are based on information available to us as of the date of this Investor Presentation. While we believe such information provides a reasonable basis for these statements, such information may be limited or incomplete. The Company's statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all relevant information. These statements are inherently uncertain, and investors are cautioned not to unduly rely on these statements. The forward-looking statements made in this Investor Presentation relate only to events as of the date on which the statements are made. We undertake no obligation to update any forward-looking statements made in this Investor Presentation to reflect events or circumstances after the date of this Investor Presentation or to reflect new information or the occurrence of unanticipated events, except as required by law. We may not actually achieve the plans, intentions, or expectations disclosed in the forward-looking statements, and you should not place undue reliance on the Company's forward-looking statements. Forward-looking statements do not reflect the potential impact of any future acquisitions, mergers, dispositions, joint ventures, or investments. You should read this Investor Presentation with the understanding that the Company's actual future results, levels of activity, performance, and events and circumstances may be materially different from what we expect.

Disclaimer About Forward-Looking Statements & Third-Party Sources 3 Non-GAAP Financial Measures; Other Financial and Operational Data This presentation includes certain non-GAAP financial measures that are not prepared in accordance with accounting principles generally accepted in the United States (“GAAP”), including Free Cash Flow and Projected Long-Term Free Cash Flow Growth, and that may be different from non-GAAP financial measures used by other companies. The Company has not provided a reconciliation of its expected 2027 free cash flow to the most directly comparable forward-looking GAAP measure because certain information necessary to provide such a reconciliation is not available without unreasonable effort. The unavailable information could have a significant effect on the Company's future GAAP financial results. Each of the Company and gChem believes that the use of these non-GAAP financial measures provides an additional tool for investors and potential investors to use in evaluating its ongoing operating results and trends. These non-GAAP measures should not be considered in isolation from, or as an alternative to, financial measures determined in accordance with GAAP. To the extent that forward-looking non-GAAP financial measures are provided, they are presented on a non-GAAP basis without reconciliations of such forward-looking non-GAAP measures due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliation. Industry and Market Data This Investor Presentation has been prepared by the Company and includes market data and other statistical information from sources believed by the Company to be reliable, including independent industry publications, governmental publications or other published independent sources. Some data is also based on the good faith estimates of the Company, which in each case are derived from its review of internal sources as well as sources provided by gChem and the independent sources described above. Although the Company believes these sources are reliable, the Company has not independently verified the information and cannot guarantee its accuracy and completeness. Trademarks This Investor Presentation contains trademarks, service marks, trade names and copyrights of the Company and gChem, which are the property of their respective owners.

I II ContextLogic Strategy Refresher gChem Overview III gChem Transaction Table of Contents IV Appendix

I. ContextLogic Strategy Refresher

ContextLogic: A String of Pearls ContextLogic’s vision is to build a collection of niche, competitively advantaged, long-duration businesses run by world-class management teams. Each business will operate in a decentralized structure, driving accountability, autonomy, and speed We intend to partner with best-in-class management teams and hardwire aligned incentives Core value-creation pillars

What we look for: Our Acquisition Strategy Is Focused on Three Clear Criteria... Niche Specialized businesses in small, growing markets Competitively Advantaged Businesses with “obvious” competitive differentiation Long Duration Asset Companies that are expected to earn good returns for many years to come

We are targeting long-term 9–18% free cash flow1 per share growth on a sustained basis. Our Financial Model 5–10% 9–18 % Targeted Long Term Free Cash Flow1 per share Growth 5–10 % Acquired Growth (1–2%) Incentive Plan Dilution Organic Growth Note A reconciliation of projected long-term free cash flow growth, which is a statistical measure based on forward-looking non-GAAP financial measures, to the most directly comparable GAAP financial measure, is not provided because the Company is unable to provide such reconciliation without unreasonable effort. The inability to provide a reconciliation is due to our inability to reasonably predict, without unreasonable effort, certain items that would be contained in the comparable GAAP measure, due to this being management’s targets of not-yet-identified businesses.   We target businesses with high Return on Capital, where organic growth requires modest incremental capital. We keep leverage at responsible levels, valuing flexibility over cost. M&A serves as an independent value creation lever. Our tax attributes are expected to enhance cash generation for years to come.

II. Introducing The Second Pearl…

gChem Overview A specialized portfolio serving mostly recession-resilient end markets, where gChem’s products are often “specified” into customers’ products. Gross Revenue Breakdown (2025A) gChem is a highly specialized business with a strong financial profile. Founded in 1962, gChem is a vertically integrated producer of specialty chemicals, including dimethyl sulfoxide (“DMSO”)—gChem is one of three companies in the world that produce DMSO at scale, and the only one in the Western Hemisphere. Only DMSO Producer in the Western Hemisphere 50+ Drug Approvals With gChem DMSO (PROCIPIENT®) DMSO (includes PROCIPIENT®2) DMS1 NTO1 By Product Pharma AgroScience Semi-conductor Performance Chemicals By End-Market Americas EMEA APAC By Region Target Markets Note: Select financial data presented herein reflect gChem management's reporting and as a result, may differ from the audited results that will be reflected in consolidated financial statements when they are completed and publicly disclosed. These results are estimates, preliminary, unaudited and subject to completion, reflect gChem management's current views and may change as a result of management's review of results and other factors, including a wide variety of significant business, economic and competitive risks and uncertainties. These preliminary estimates are subject to the closing of the relevant financial period and are subject to year-end and quarter-end accounting and audit procedures (which have not yet been performed) and should not be viewed as a substitute for full financial statements prepared in accordance with GAAP. During the course of preparation of the audited financial statements, additional items that would require material adjustments to be made to the preliminary estimates presented herein may be identified. We caution you that the estimates presented herein are forward-looking statements and are not guarantees of future performance or outcomes and that actual results and performance may differ materially from those described herein. Factors that could cause actual results and/or performance to differ from those described in the preliminary results are set forth above. For these reasons, you should not place undue reliance on these preliminary estimates. Dimethyl sulfide (“DMS”) and dinitrogen tetroxide (“NTO”) are key inputs in manufacturing DMSO – both of which can also be sold into the merchant market as final products PROCIPIENT® is the only DMSO product suitable for use in high-value pharmaceutical drug delivery applications and as an active pharmaceutical ingredient. Maintenance CapEx as a Percentage of Revenue is a non-GAAP measure. Refer to slide 3 for a discussion on our non-GAAP measures. Based on CY24, CY25 and YTD Mar26 results. Source: Company information 19.2% Reported Operating Income CAGR 2019 through LTM Mar26 Only DMSO Producer in the Western Hemisphere <1% Maintenance CapEx as a Percentage of Revenue3 65 Full-Time Employees 50+ Drug Approvals With gChem DMSO (PROCIPIENT®)

gChem Management Team

gChem is led by a best-in-class management team with a strong track record.



Frank Roederer, CEO

A. Schulman · SABIC · Dow · Grace

- Joined as CEO in 2019
- Profit has more than tripled under Frank's leadership—through value pricing, product innovation, and operational discipline.
- Prior executive roles at A. Schulman, SABIC, and W.R. Grace.
- Frank has entered into a five-year employment agreement with ContextLogic along with a meaningful roll into the Company.



Jennifer Priola, CFO

- Joined as CFO in 2023
- Prior chemical sector leadership and experience at Cameron International, Rain Carbon and Cornerstone Chemicals.



Dr. Artie S. McKim, VP Technology

- gChem veteran since 1999, leading product innovation and customer-driven technology development in the DMSO industry.
- Holds a Ph.D. in Synthetic Organic Chemistry.



Guillaume Schmitt, VP – Europe & Asia

- Chemical expert with 20 patents and deep DMSO specialization.



Chris Masters, VP – Sales, Americas

- Market strategist with nearly two decades in chemicals and key accounts.



John Davidson, VP – Manufacturing & Supply Chain

- Operations leader with 27+ years in lean global operations.

ContextLogic

Source: Company information

11

About DMSO

Niche | Competitively Advantaged | Long Duration Asset

What is DMSO?

- **Dimethyl sulfoxide ("DMSO") is a specialty solvent**— a liquid used to dissolve, carry, and stabilize other compounds. What sets it apart is a rare combination of traits: it dissolves an unusually wide range of substances, mixes freely with water and most organic compounds, and yet — unlike the solvents it competes with — is low in toxicity and biodegradable.
- **Given its unique chemical properties, DMSO often does the work that ordinary solvents can't.** For example, in pharmaceuticals, it dissolves and delivers active drug ingredients and preserves living cells in gene therapy. In semiconductors, it strips and cleans silicon wafers. In agriculture, it carries active ingredients in crop protection. Often, DMSO is a small share of the customer's cost but critical to the final product.

Why Is It Distinctive?

- **Trusted and integrated into customer processes.** DMSO is written into manufacturing processes in pharma, semiconductors, and agriculture. Qualifying a new supplier takes time and getting it wrong is costly for customers.
- **Regulation**. DMSO has a long-term structural tailwind as regulators increasingly force a shift away from toxic legacy solvents (NMP, DMF) toward safer alternatives.
- **Growing demand from secular drivers**, such as cell and gene therapy, semiconductor and AI capital spending, and the broader shift to greener chemistry.
- **Supply dynamics.** Global market with only three scaled players.

Aprotic Solvent Market (NAM & EU)

331 million lbs. (2024)

	Solvent	Market Share	Non-Toxicity	Sustainability	Polarity / Solubility[1]
Commodity Solvents	Others	16%	(not rated)	(not rated)	–
Commodity Solvents	DCM Dichloromethane	16%	Weak	Moderate	9
Commodity Solvents	DMF Dimethylformamide	17%	Weak	Moderate	38
Commodity Solvents	NMP N-Methylpyrrolidone	37%	Weak	Moderate	32
	DMSO Dimethyl sulfoxide	**14%**	Strong	Strong	**47**

Strong *Moderate* *Weak*

DMSO serves a specialized, demanding slice of the solvent market—DMSO is chosen for what it does, not what it costs.

ContextLogic

Note
1. Also known as dielectric constant
Source: Expert interviews, market study

12

gChem's End Markets

Niche | Competitively Advantaged | Long Duration Asset

gChem concentrates in the highest-value applications of the DMSO space

Pharma Drug Delivery

(% of 2025A revenue[1])

- Delivers active pharmaceutical ingredients into the body, and acts as a cryoprotectant in cell and gene therapy, and in drug discovery.
- Requires GMP-grade product, supported by U.S. FDA Drug Master File access — which only gChem holds.

Primary Product: PROCIPIENT®

Pharma Synthesis

(% of 2025A revenue[1])

- Serves as a high-purity reaction medium in complex drug synthesis, including peptide manufacturing.
- Requires ultra-high-purity DMSO made to customer specification, with batch-level traceability and documentation.

Primary Product: DMSO

AgroScience

(% of 2025A revenue[1])

- Serves as the carrier solvent in crop nutrition (nitrogen stabilizers) and crop protection (pesticides) formulations.
- Requires reliable supply and consistent quality at agricultural scale.

Primary Product: DMSO, DMS

Semiconductors

(% of 2025A revenue[1])

- Strips photoresist and cleans silicon wafers during chip fabrication.
- Requires consistent ultra-clean quality; the smallest impurities can severely disrupt semiconductor production.

Primary Product: DMSO

Performance Chemicals

(% of 2025A revenue[1])

- Serves as a general-purpose industrial solvent across carbon fiber, polymers, performance textiles, and other industrial applications
- Requires supply chain reliability and product quality consistency.

Primary Product: DMSO, DMS, NTO

Aerospace & Defense

(% of 2025A revenue[1])

- NTO serves as a core oxidizer for upper-stage rocket and satellite propulsion.
- Requires ultra-high purity NTO from a secure domestic supply base.

Primary Product: NTO

gChem remains focused on continuously "mix shifting" into higher value segments

Note
1. Reflects gross revenue

Source: Company information

ContextLogic

13

gChem's Competitive Advantages

Niche | Competitively Advantaged | Long Duration Asset

gChem is competitively differentiated.

Production

- **Vertical Integration:** Making DMSO means first making DMS, then NTO, then DMSO—three distinct on-site processes. gChem is the only on-purpose producer of DMS and NTO in North America.
- **Closed–Loop Feedstock:** gChem sources its H_2S feedstock under a long-term contract with a co-located refinery at its own plant in Tuscaloosa—securing supply and consistent quality.
- **Technical Know–How:** DMSO, DMS and NTO production is highly technical, and with industry knowledge tightly guarded; safety concerns with flammable and toxic feedstock represent significant hurdles to new entrants.

Transportation

- **Feedstock:** Major inputs are dangerous to move. H_2S is toxic and flammable; DMS is highly flammable and volatile; NTO is a toxic, corrosive oxidizer. None can be shipped safely at scale without incremental expense — gChem's on-site access and production of all three products is a major competitive advantage.
- **Finished Product:** gChem's primary international competitors sit in Asia, and shipping DMSO across the Pacific lengthens supply chains and adds uncertainty, raises contamination risk (DMSO freezes near 64°F), and adds freight and tariff cost. Given DMSO's mission-critical status, customers prefer local supply.

Qualification

- **Low Customer Cost:** DMSO is typically a single-digit share of a customer's cost, yet critical to the finished product—this creates customer loyalty.
- **Qualification times:** In the most demanding applications such as pharmaceuticals, DMSO is "specified in" through long qualification and regulatory processes that are costly to redo.
- **Customer preferences:** Customers buy on quality, guaranteed supply, and technical and regulatory support more than any other factor. Most are on long-term contracts.

gChem's vertically integrated model, proximity to major markets, deep technical know-how, and long-standing customer relationships position it well in a specialized space.

ContextLogic

Source: Company information, market study, Customer calls, Expert interviews

14

Case Study #1: PROCIPIENT® About PROCIPIENT® Applications of PROCIPIENT® in the Human Body Long Duration Asset Competitively Advantaged Niche PROCIPIENT® is backed by the only active Type II Drug Master File for DMSO with the U.S. FDA with comparable filings in Europe and Canada. PROCIPIENT® is gChem’s pharmaceutical-grade DMSO (USP, Ph.Eur.) purpose-made for drug delivery and manufactured under ICH Q7 GMP standards at its FDA-inspected facility. PROCIPIENT® is often specified into each drug’s regulatory filing, so it remains an integral part of the drug’s manufacturing process for the life of the product PROCIPIENT® is designed into 50+ FDA-approved drug products. Source: Company information

Case Study #2: Pharma Synthesis Customer Requirements Key Case Study gChem’s DMSO is used in the synthesis of every GLP-1 therapy produced by a major pharmaceutical company. gChem has a long-standing relationship with this global business, collaborating directly on technical questions of DMSO storage, handling, and use in synthesis. A newly-signed global supply agreement could bring substantial additional volumes across this company’s manufacturing network as it expands its GLP-1 production. Long Duration Asset Competitively Advantaged Niche Technical & Process Support: Direct scientist-to-scientist collaboration is essential for optimizing ingredient selection, troubleshooting, and providing full traceability and documentation for regulatory audits and process validation. Purity & Consistency: Customers require ultra-high-purity DMSO with tight impurity control—in multi-step synthesis, trace impurities compound into lower yield and failed batches. Regulatory Alignment: Suppliers must provide regulatory-ready documentation and support compliance across global standards (FDA, EMA, and others). Guaranteed Supply: Because DMSO is mission-critical to production, customers require reliable, on-time supply with the lowest risk of supply chain disruption. This reflects gChem’s value proposition. Source: Company information

gChem's Financial Profile

Niche | Competitively Advantaged | Long Duration Asset

gChem has compounded profit at ~19% per year – not by selling more, but by selling better.

Reported Operating Income[1]



Organic CAGR: ~19.2%
$17.3 million
$51.9 million
2019
LTM Mar26

What Drove the Growth

Priced for the value delivered

Priced for the enhanced value delivered through product innovation, service, and reliability.

Opened new applications and products

New grades and end-uses – including PROCIPIENT® and high-purity pharma synthesis – have steadily enriched the mix.

Shed less valuable business

New management team, under Frank Roederer's leadership, deliberately exited lower-value, commodity-grade volume to focus capacity on the most demanding, quality-sensitive applications.

Under current management, gChem has tripled profits since 2019—while becoming more specialized in the highest-value segments of the DMSO market.

Note: Select financial data presented herein reflect gChem management's reporting and as a result, may differ from the audited results that will be reflected in consolidated financial statements when they are completed and publicly disclosed.
1. Excludes amortization of intangible assets
Source: Company information

ContextLogic
17

Organic Growth Drivers

gChem has a number of levers to continue generating strong organic growth.

Demand Growth

- ✓ gChem serves end-markets with durable, long-term tailwinds — protein purification, cell and gene therapy and semiconductor spend.
- ✓ gChem also benefits directly as customers migrate away from toxic legacy solvents toward DMSO, a shift reinforced by tightening regulation.

Enhancing Value

- ✓ gChem will continue to price for the value it provides, in a market where customers buy on quality, reliability, technical specifications and regulatory support.
- ✓ The majority of DMSO revenue sits under multi-year contracts with built-in pricing escalators.

New Markets & Products

- ✓ gChem is developing an aerospace-grade NTO for public and private satellite and propulsion applications.
- ✓ gChem is also extending its pharma franchise with PROCIPIENT® Sterile, targeting cell and gene therapy, where 30+ distinct customer engagements are underway.

Operational Efficiency

- ✓ Recent capital investments have unlocked capacity.
- ✓ The incremental volume comes through at high operating margins.
- ✓ Likely no material growth capital expected for at least the next 5 years.

These growth levers support ContextLogic's model of 5-10% annual organic profit growth.

ContextLogic

Source: Company information, market study

18

Key Business Risks Considerations Primary Safeguards Single Plant The Tuscaloosa plant is highly automated, with 96–99%1 uptime in recent years. Advantaged inland location in Tuscaloosa, Alabama. Significant capex investments, a record of proactive and preventative maintenance, and a strong inspection history from third parties. 1 Pricing In the specialized segments of the DMSO space that gChem operates in, customer relationships tend to be long-term, driven by product quality, reliability, regulatory support, and innovation. The industrial DMSO market, especially in Asia, can fluctuate with supply/demand imbalances. This is a market gChem plays in only opportunistically. 2 Competition and New Entrant(s) Supply is concentrated among three scaled players. Smaller players have entered the market in Asia, but they have not historically made significant inroads into the North American and European markets. gChem’s vertical integration is a competitive differentiator, as it is able to produce both DMS and NTO, neither of which have large independent merchant markets. 3 Substantial CapEx investments since 2019 unlock significant runway for growth. Every business has risks. Note: Select financial data presented herein reflect management's reporting and as a result, may differ from the audited results that will be reflected in consolidated financial statements when they are completed and publicly disclosed. Availability metrics reflect the proportion of planned operating time the plant is up and running without unplanned downtime (operating time / planned operating time) Source: Company information, market study

III. gChem Transaction

Detailed Transaction Overview

ContextLogic is acquiring gChem for $850 million in purchase price.

Transaction Highlights

Transaction Valuation	*ContextLogic to acquire gChem for $850 million purchase price, subject to customary adjustments, 100% in cash, except for a portion related to management roll-over*
Transaction Financing	*Transaction expected to be financed by new debt and a rights offering (which has been fully backstopped at $9.00 per unit by a consortium including Abrams Capital, BC Partners and Paul Levy)*
Debt Financing	*Committed debt financing led by Blackstone Credit & Insurance; structured as $25 million RCF and $250 million TL priced at S+450bps at opening, with significant covenant flexibility and capacity to support growth*
Transaction Closing & Conditions	*Target closing of the transaction in Q4 2026, subject to customary regulatory approvals and other standard closing conditions*

Sources & Uses[1]

($ in millions)

Sources	Amount ($)	%
Backstopped Rights Offering[2]	$650	72%
New Debt	250	28%
Total Sources	**$900**	**100%**

Uses	Amount ($)	%
Net Debt Paydown	$426	47%
Purchase Equity[2]	424	47%
Cash on Balance Sheet	35	4%
Transaction and Financing Fees[3]	15	2%
Total Uses	**$900**	**100%**

Note
1. Sources & uses are preliminary and may change
2. Includes management rollover
3. Reflects illustrative transaction expenses as estimated at date of signing.

ContextLogic

21

Free Cash Flow

The transaction represents a meaningful growth in free cash flow.

ContextLogic Projected Free Cash Flow[1]

	FY 2027
Projected Free Cash Flow[2]	*~$95 - 105 million*
Total Units Outstanding at Holdings LLC	*~174 million*

The transaction is attractive on the measure we most care about: free cash flow per unit.

Source: Company information

1. A reconciliation of projected long-term free cash flow growth, which is a statistical measure based on forward-looking non-GAAP financial measures, to the most directly comparable GAAP financial measure, is not provided because the Company is unable to provide such reconciliation without unreasonable effort. The inability to provide a reconciliation is due to our inability to reasonably predict, without unreasonable effort, certain items that would be contained in the comparable GAAP measure, including items such as potential fluctuations in energy costs (including natural gas and electricity), timing and magnitude of major maintenance activities, developments in brine field performance and well workover requirements, potential environmental or asset-retirement-obligation adjustments, potential legal or regulatory outcomes, changes in inventory valuation driven by commodity markets and weather variability, and the amount and timing of transaction-related or other non-recurring costs . These items are uncertain, depend on various factors that are not currently known, and could have a material impact on the comparable GAAP measure in future periods.
2. Assumes that gChem is a separate income tax filer and payer from ContextLogic Holdings Inc, and therefore does not benefit to any direct material extent from the tax assets at ContextLogic Holdings, Inc.

22

IV. Appendix

Current Capital Structure and Ownership

Pre-Closing Capital Structure and Ownership



A
ABRAMS CAPITAL
18m shares at Inc.
B
ContextLogic Public Equityholders
27m shares at Inc.
40%
60%
Total shares at Holdings Inc.: 46 million
ContextLogic Holdings Inc.
A
ABRAMS CAPITAL
24m units at LLC
C
BC PARTNERS
24m units at LLC
D
Other unit holders3
8m units at LLC
45%
24%
24%
8%
Total units at Holdings LLC: 102 million
ContextLogic Holdings LLC
100%
US SALT

Summary Structure

- ✓ Equity is held at two levels: ContextLogic Holdings Inc. ("PubCo") and ContextLogic Holdings, LLC ("LLC").
- ✓ Flexible capital structure, combined with long-term commitment from BC Partners and Abrams Capital.
- ✓ Abrams Capital is a 42% equityholder (based on aggregate holdings) split between PubCo and Holdings LLC.
- ✓ No PIK for LLC units.

Pre-Closing Ownership[1] (# / %)

A	*Abrams Capital*	42m / 42%
B	*ContextLogic Public Equityholders*	27m / 27%
C	*BC Partners*[2]	24m / 24%
D	*Other unit holders*[3]	8m / 8%
	Pre-Closing Ownership[1]	102m / 100%

Footnotes:

1. Sum of values may not equal to totals due to rounding.
2. Includes units held by BCP Special Opportunities Fund II Originations LP and BC-Radcliff I LLC, a co-investment SMA managed by BC Partners Advisors LP.
3. Includes current and former management and units held by various funds managed by Blackstone Inc. Figures above exclude 2,497,773 unvested ContextLogic Holdings, LLC units held by the former CEO of ContextLogic Holdings Inc. The former CEO holds units that are restricted based on both time and performance factors and vest through December 31, 2030. The performance factor is based on the fair market value for a share of ContextLogic Holdings Inc. common stock as follows: 0 units at a performance level of less than $10 per share; 711,665 units at a performance level of $10 per share, expiring March 2027; 711,664 units at a performance level of $16 per share, expiring March 2028; 474,444 units at a performance level of $21 per share, expiring March 2029; and 600,000 units at a performance level of $30 per share, expiring December 31, 2030.

ContextLogic 24